AXA Equitable Life Insurance Company

Supplement dated October 1, 2019 to the Current Prospectus for MomentumSM

This Supplement adds information related to an exchange offer and modifies certain related information in the above-referenced current prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus or call (800) 528-0204.

EXCHANGE OFFER

This Supplement describes an Exchange Offer we are making to you in connection with your group deferred annuity contract. This Supplement contains important information that you should know before accepting this Exchange Offer.

NO ACTION IS REQUIRED ON YOUR PART

You are not required to accept this Exchange Offer or take any action under your Existing Contract. If you do not accept this Exchange Offer, your Existing Contract will continue unchanged.

In certain Employer-sponsored plans, your Employer or Plan Trustee may unilaterally accept this Exchange Offer. You can contact your financial professional for additional information.

You should carefully read this Supplement in conjunction with your Prospectus before making your decision regarding this Exchange Offer. If you have any questions about this Exchange Offer, contact your financial professional or call us directly at (800) 528-0204.

Why am I receiving this offer?

Your Employer or Plan Trustee has decided to make available to you the AXA Retirement 360 Defined Contribution Program (the “Program”), which is a retirement program designed to provide participants (“Participants”) a single coordinated program selection of investment options, including certain mutual fund options and a fixed annuity contract option (each a “Program Investment Option” and collectively the “Program Investment Options”). In the future, we expect to expand the investment options available under the Program. Please note that certain Program Investment Options may be offered, advised or subadvised by AXA Equitable or one or more of our affiliates.

Because the Program is available to you and you are no longer able to contribute to your MomentumSM group contract, contract or certificate (each an “Existing Contract” and collectively the “Existing Contracts”), we will permit you to exchange some or all of your Existing Contract for one or more affiliated mutual funds that are also Program Investment Options (each an “Affiliated Mutual Fund” and collectively the “Affiliated Mutual Funds”) without imposing withdrawal charges (the “Exchange Offer”). This Exchange Offer also includes, if applicable, any subsequent exchanges under the Program of shares of an Affiliated Mutual Fund for an Existing Contract or a New Contract (described below) and any future exchanges under the Program.

You should carefully read this Supplement and your Prospectus and the prospectuses for the Affiliated Mutual Funds before making your decision regarding this Exchange Offer. This Exchange Offer allows you to exchange some or all of the retirement account value (“account value”) in your Existing Contract for one or more of the Affiliated Mutual Funds without paying withdrawal charges. You should only exchange some or all of the account value in your Existing Contract if you have determined you no longer need or want some or all of the Guaranteed Benefits (described below) provided by your Existing Contract. The Affiliated Mutual Funds do not offer any of these Guaranteed Benefits. If you accept this Exchange Offer your Guaranteed Benefits will terminate or be reduced and they cannot be reinstated.

What is this offer? How does this offer work?

You can exchange some or all of your Existing Contract without incurring withdrawal charges for one or more of the Affiliated Mutual Funds. The minimum amount that may be exchanged pursuant to this Exchange Offer is $20. If you are considering investing in one or more of the Affiliated Mutual Funds you should contact your financial professional, who will be able to explain the details of the Affiliated Mutual Funds and provide you with the proper forms and applications necessary to complete the transaction. Affiliated Mutual Funds can only be purchased through a broker-dealer and this Exchange Offer is not available through all broker-dealer firms.

Under this Exchange Offer, the full or partial exchange of your Existing Contract will not trigger any applicable withdrawal charge under your Existing Contract. In addition, since the Affiliated Mutual Funds do not have withdrawal charges, any account value from your Existing Contract transferred into the Affiliated Mutual Funds would not be subject to any withdrawal charge under the Affiliated Mutual Funds (but would be subject to all other charges and fees under each applicable Affiliated Mutual Fund).

IM-28-19 (10/19)	CAT. NO. 160749 (10/19)
MO	#776423

Your Existing Contract has certain benefits that are not offered under any Affiliated Mutual Fund (the “Guaranteed Benefits”):

•	the ability to annuitize at guaranteed annuitization rates and receive guaranteed income for life; and

•	a guaranteed interest option (investment option that pays interest at guaranteed rates).

You should carefully consider whether an exchange is appropriate for you by comparing the Guaranteed Benefits provided by your Existing Contract to the benefits and features provided by the Affiliated Mutual Fund(s). The Affiliated Mutual Funds do not provide any guaranteed benefits and if you accept this Exchange Offer your Guaranteed Benefits will be terminated or reduced, perhaps significantly.

You should also compare the fees and charges of your Existing Contract to the fees and charges of the Affiliated Mutual Funds (mutual fund annual operating expenses include management fees, distribution and/or service (12b-1) fees and other expenses). You will also pay a record keeping fee on assets invested in Affiliated Mutual Funds. There are no front-end or back-end sales charges for the Affiliated Mutual Funds. For a copy of the prospectus for an Affiliated Mutual Fund, please contact your financial professional or call (800) 528-0204. Please also see “How can I evaluate this offer?” and “Appendix I”.

When your Employer or Plan Trustee made the Program available to you it also decided how ongoing contributions may be allocated. That decision determined the terms under which you can exchange some or all of the account value in your Existing Contract into one or more of the Affiliated Mutual Funds. Accordingly since your Employer or Plan Trustee does not currently permit ongoing contributions to the Existing Contracts, you can elect to exchange some or all of the account value in your Existing Contract into one or more of the Affiliated Mutual Funds. Employer or Plan Trustee restrictions may prevent you from accepting this Exchange Offer.

We reserve the right to terminate or materially amend this Exchange Offer with respect to any or all Existing Contracts, as well as, any or all Affiliated Mutual Funds with notice at least 60 days prior to the date of termination or the effective date of the amendment, subject to the following limited exceptions. First, no such notice would be required if, under extraordinary circumstances, there is a suspension in the redemption of the Existing Contract under Section 22(e) of the 1940 Act or the rules thereunder. Second, no such notice would be required if the Affiliated Mutual Fund temporarily delays or ceases the sale of the security because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

Can I subsequently exchange back into my Existing Contract or a New Contract?

Since your Existing Contract and the New Contract (discussed below) are not currently Plan investment options accepting contributions, you cannot transfer from Affiliated Mutual Funds back into your Existing Contract or a New Contract. If, at some point in the future, Existing Contracts (or New Contracts as applicable) are Plan investment options accepting contributions, we also reserve the right to disallow all exchanges from the Affiliated Mutual Funds into Existing Contracts or New Contracts, as well as, the right to reject individual Participant’s requests to exchange some or all of their value in the Affiliated Mutual Funds back into their Existing Contract or a New Contract without rejecting other Participant’s requests or all Participant’s requests. Please Note: Even if you exchange back into your Existing Contract or a New Contract, you may not receive the same level of Guaranteed Benefits as you originally had under your Existing Contract. Please see “How can I evaluate this offer?” and “Appendix I”.

If permitted by your Employer or Plan Trustee at some future date, you may also be able to exchange some or all of the value in your Affiliated Mutual Fund(s) back into your Existing Contract or, if your Existing Contract no longer exists (because you fully exchanged it for one or more of the Affiliated Mutual Funds or subsequently surrendered it), into a new contract. The new contract would be a newly issued version of your terminated Existing Contract if it is available for new sales (the “New Contract”). For a copy of the prospectus for the New Contract, please contact your financial professional or call (800) 528-0204. Please Note: A New Contract is only applicable if your Existing Contract no longer exists, and you will be required to complete the necessary application, order form or other documentation before the New Contract can be issued and the exchange from the Affiliated Mutual Funds completed.

If you exchange back into your Existing Contract or a New Contract (which is not currently permitted), a new withdrawal charge period will attach to that exchanged amount. However, no withdrawal charge will be applied to subsequent exchanges back to Affiliated Mutual Funds pursuant to this Exchange Offer. You should only exchange shares of Affiliated Mutual Funds for an Existing Contract or New Contract (which is not currently permitted) if you have determined that you want some or all of Guaranteed Benefits provided by the Existing Contract or New Contract and you understand all of the fees and expenses that you would be paying under that contract.

How can I evaluate this offer?

You must decide between: (1) keeping your Existing Contract; or (2) fully or partially exchanging your Existing Contract without any applicable withdrawal charges for one or more of the Affiliated Mutual Funds.

If you do not accept our offer, your Existing Contract and all of the Guaranteed Benefits would continue unchanged, and any applicable charges would continue to be deducted from your account value.

If you elect to fully exchange your Existing Contract for one or more of the Affiliated Mutual Funds:

•	Your Existing Contract and its Guaranteed Benefits would terminate.

•

Your account value would transfer without incurring any applicable withdrawal charges, although we will deduct a pro rata portion of the Annual Administrative Charge if your Existing Contract’s account value is less than $25,000.

•	In the future, you would not have the option to receive the lifetime income at guaranteed annuity rates.

If you partially exchange your Existing Contract for one or more of the Affiliated Mutual Funds:

•	Your account value will be reduced by the amount of the exchange.

•	The account value that can be used for annuity payments under the Existing Contract’s annuity payment options will also be reduced.

You should compare your Existing Contract’s Guaranteed Benefits with the Affiliated Mutual Fund’s benefits and features. See “Appendix I”. Under an Affiliated Mutual Fund the death benefit is equal to your Affiliated Mutual Fund account value, which could be more or less than your contributions, including the amount exchanged from your Existing Contract. In addition, you will not be able to annuitize your Affiliated Mutual Fund(s) and receive guaranteed lifetime income.

When you purchased your Existing Contract, you decided that some or all of the Guaranteed Benefits were important to you based on your personal circumstances at that time. When considering this Exchange Offer, you should consider whether you no longer need or want some or all of the Guaranteed Benefits provided by your Existing Contract, given your personal circumstances today and your future needs because, if you accept our Exchange Offer, you will be giving up or significantly reducing your Guaranteed Benefits. You should consider your specific circumstances, including your specific account values, death benefit value, and the following factors:

•	How long you intend to keep your Existing Contract.

•	Whether it is important for you to be able to receive guaranteed lifetime income.

•	Whether the availability of a guaranteed interest option is important to you.

You should assess your own situation to decide whether to accept the Exchange Offer. Once terminated, your Guaranteed Benefits based on the values in your Existing Contract cannot be reinstated. In considering the factors above, and any other factors you believe relevant, you may wish to consult with your named beneficiaries, and your financial professional and other advisors. We cannot provide investment advice to you, including how to weigh any relevant factors for your particular situation. We cannot provide any advice regarding future account value, including whether investment options under your Existing Contract will experience market gains or losses.

Also, if your Employer or Plan Trustee allows contributions into Existing Contracts (or New Contracts when applicable) in the future and we allow you to exchange from Affiliated Mutual Funds back into your Existing Contract or a New Contract, a new withdrawal charge period will start. There is no guarantee that your Employer or Plan Trustee will allow contributions into Existing Contracts or New Contracts in the future.

Please remember, the Affiliated Mutual Funds do not provide any guaranteed benefits. If you exchange 100% of your account value under your Existing Contract for one or more of the Affiliated Mutual Funds, your Existing Contract will terminate, and you will lose your Guaranteed Benefits. If you exchange only a portion of your account value, the amount exchanged will reduce the account value of your Existing Contract. You will also be subject to all the fees and charges under each applicable Affiliated Mutual Fund.

How do I accept this offer?

To accept this Exchange Offer, you must (1) be enrolled in the Program (please contact your financial professional for more information on how to enroll in the Program) and (2) complete the applicable exchange form. Please complete, sign and date the exchange form and return it to us at the following address:

AXA Equitable-Retirement

P.O. Box 219489

Kansas City, MO 64121-9489

We will not process your acceptance of the offer until all applicable requirements are satisfied. Transactions requested but not completed due to your failure to provide sufficient information, or for any other reason beyond our control, will not be eligible for the offer.

Good order. If the Exchange Offer is received before the market closes on a business day, then the exchange out of the Existing Contract and the purchase of shares of the Affiliated Mutual Fund will occur at the next calculated price. The Exchange Offer is not available on (1) any day that you are not enrolled in the Program and (2) on a non-business day. We will not consider your acceptance of the offer to be in good order if we receive it on such a day or if it is missing any necessary information. If we receive your acceptance on a non-business day and it is otherwise complete, the exchange out of your Existing Contract and the purchase of shares of the Affiliated Mutual Fund will be processed on the next business day.

What are the tax implications of accepting the offer?

We view exchanges from the Existing Contracts in whole or in part to one or more of the Affiliated Mutual Funds as a transfer from another funding vehicle under the Plan and therefore, accepting this Exchange Offer will generally not be viewed as a taxable distribution to you. For more information, please see “Tax Information” in your Prospectus. You should discuss with your tax advisor whether it makes sense for you to accept the offer.

More information about this offer.

Although we do not directly compensate your financial professional based on your acceptance of this Exchange Offer, your financial professional may receive payments of varying amounts that may provide an incentive in recommending whether or not you should accept this Exchange Offer. For example, if you exchange some or all of your Existing Contract for an Affiliated Mutual Fund, your financial professional may receive compensation upon completion of that exchange. You should contact your financial professional for information about the compensation he or she receives. For additional information about compensation paid to your financial professional, see “Distribution of the contracts” in “More information” in your Prospectus.

Please note that your Existing Contract and any New Contract, if applicable, may each be a Program Investment Option. For ease of discussion regarding this Exchange Offer, this Supplement separates your Existing Contract and any New Contract from the Program Investment Options.

All exchanges are subject to our policies and procedures concerning frequent or disruptive transfer activity.

The Exchange Offer may vary for certain contracts, certificates, and in certain states and may not be available for all contracts or certificates, in all states, at all times or through all financial intermediaries. All material variations are described in this supplement. We may suspend, modify, or terminate this Exchange Offer at any time with notice, as described in this supplement. In the future, we may make new, additional or modified offers in connection with these Existing Contracts or certain benefits thereunder with different terms that may be more or less favorable than the terms described herein.

APPENDIX I

The following chart provides a brief summary comparison of some of the important features of your Existing Contract and the Affiliated Mutual Funds and between the Affiliated Mutual Funds and a New Contract. You should not rely solely on this chart in examining the differences between your Existing Contract and the Affiliated Mutual Funds and between the Affiliated Mutual Funds and a New Contract. There may be other differences important for you to consider prior to purchasing an Affiliated Mutual Fund or a New Contract. You should read your Prospectus and other information related to your Existing Contract and the prospectus for an Affiliated Mutual Fund and a New Contract prior to requesting any exchange. If you would like a prospectus for an Affiliated Mutual Fund or a New Contract, contact your financial professional or call (800) 528-0204. Please note, this chart does not create or modify any existing rights or Guaranteed Benefits, all of which are only established by your Existing Contract. Your Employer or Plan Trustee does not currently allow contributions into Existing Contracts or New Contracts, and there is no guarantee that they will do so in the future.

	MomentumSM	AFFILIATED MUTUAL FUNDS
Annual Administrative Charge[1]	$7.50 quarterly	$0
Separate Account Expenses	1.34%-1.40%	0
Variable Investment Option Fees	0.58%-1.57%	0
Record Keeping Fee	0	0.15%-1.20%
Mutual Fund Annual Operating Expenses	0	0%-2.26%[2]
Maximum Withdrawal Charge	6%	0%
Living Benefit (charge)	No	No
Variable Investment Options	54 (various classes)	0
Death Benefit	Retirement Account Value	Account Value
Guaranteed minimum annual rate in the Guaranteed Interest Option[3]	3% or 4%	No
Lifetime Payout Option	Yes	No
Additional Features		ProNvest Managed Account Service
1

The administrative charge is currently $7.50 per quarter or, if less, 0.50% of a participant’s retirement account value plus the amount of any active loan. Your employer may elect to pay this charge. Exceptions apply to certain contracts where the participant’s retirement account value is $25,000 or more. We reserve the right to waive or increase this charge upon 90 days written notice to the employer or plan trustee.

2

Your Plan will designate the Mutual Funds which are available to you as Mutual Fund Program Investment Options. The high and low Mutual Fund Annual Operating Expenses will vary based on the Mutual Fund Program Investment Options available to you.

3	The guaranteed interest option is part of our general account and pays interest at guaranteed rates that are reset periodically.

MomentumSM is issued by and is a service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Distributed by affiliate AXA Advisors, LLC. 1290 Avenue of the Americas, New York, NY 10104.

Copyright 2019 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

(212) 554-1234